Exhibit 99.1

Serve Robotics Announces $100 Million Registered Direct Offering of Common Stock

SAN FRANCISCO, October 10, 2025 — Serve Robotics Inc. (“Serve” or the “Company”) (Nasdaq: SERV), a leading autonomous sidewalk delivery company, announced today that the Company has entered into securities purchase agreements with certain institutional investors for the purchase and sale of 6,250,000 shares of common stock, pursuant to a registered direct offering, expected to result in gross proceeds of approximately $100.0 million, before deducting placement agent fees and other offering expenses. The offering is expected to close on or about October 14, 2025, subject to the satisfaction of customary closing conditions.

The Company intends to use net proceeds from the offering for general corporate purposes, including working capital.

Northland Capital Markets acted as the sole placement agent for the transaction. Oppenheimer & Co. Inc. and Wedbush Securities Inc. are serving as capital markets advisors to the Company.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-285614), which was declared effective by the Securities and Exchange Commission (the “SEC”) on March 14, 2025. A final prospectus supplement and the accompanying prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Additionally, when available, electronic copies of the final prospectus supplement and the accompanying prospectus may be obtained, when available, from Northland Securities, Inc., 150 South Fifth Street, Suite 3300, Minneapolis, MN.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Serve Robotics

Serve Robotics develops advanced, AI-powered, low-emissions sidewalk delivery robots that endeavor to make delivery sustainable and economical. Spun off from Uber in 2021 as an independent company, Serve has completed over a hundred thousand deliveries for enterprise partners such as Uber Eats and 7-Eleven. Serve has scalable multi-year contracts to deploy up to 2,000 delivery robots across multiple U.S. markets.

For further information about Serve Robotics (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.

Safe Harbor Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Serve intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. These forward-looking statements can be about future events, including statements regarding Serve’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Serve’s expectations with respect to the financial and operating performance of its business, its capital position, and future growth. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan”, “on track” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in Serve’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the United States Securities and Exchange Commission (the “SEC”) and in its subsequent filings filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Serve undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Contacts

Media

Aduke Thelwell

Head of Communications and Investor Relations

Serve Robotics

press@serverobotics.com

Investor Relations

investor.relations@serverobotics.com